Inventories	12 Months Ended
Jun. 30, 2020
Inventories
Inventories

27Inventories

for the year ended 30 June	2020 Rm	2019 Rm
Inventories
Carrying value
Crude oil and other raw materials	3 513	3 938
Process material	1 868	1 890
Maintenance materials	6 376	5 940
Work in progress	2 108	2 578
Manufactured products	13 681	15 087
Consignment inventory	255	213
	27 801	29 646

Business segmentation
• Mining	1 963	1 425
• Exploration and Production International	183	163
• Energy	5 689	7 826
• Base Chemicals	6 383	7 684
• Performance Chemicals	13 558	12 522
• Group Functions	25	26

Total operations	27 801	29 646

The impact of lower sales prices resulted in a net realisable value write-down of R384 million in 2020 (2019 — R371 million).

Inventory of R3 294 million (2019 — R3 113 million) is held at net realisable value. No inventories were encumbered at 30 June 2020, (2019 — Rnil million).

Accounting policies:

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the group. Revenue from sale of by-products is offset against the cost of the main products.

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)

Process, maintenance and other materials	Weighted average purchase price

Work-in-progress	Manufacturing costs incurred

Manufactured products including consignment inventory	Manufacturing costs according to FIFO